UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          PSYCHIC FRIENDS NETWORK, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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    Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                          PSYCHIC FRIENDS NETWORK, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2013

To our Shareholders:

Notice is hereby given that the 2013 Annual Meeting of Shareholders of Psychic Friends Network, Inc. will be held at 5209 Wilshire Blvd., Los Angeles, CA 90036 at 10:00 a.m. on May 2, 2013 for the following purposes:

     (1) To vote on shareholder proposals to fix the size of our Board of Directors;
     (2)  To elect Directors;
     (3) To act on an advisory vote to approve the Company's executive compensation;
     (4) To act on an advisory vote on the frequency of the shareholder vote to approve the Company's executive compensation; and
     (5) To transact such other business, if any, as may properly come before the Annual Meeting.

The Board of Directors of the Company has not called this Annual Meeting, however our President is calling this Annual Meeting on behalf of our shareholders pursuant to the Nevada Revised Statutes section 78.310(2) which allows a corporation's president to call such a meeting. In such a situation, pursuant to the Company's bylaws, the close of business of the date of this Notice, April 12, 2013, is the record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. This Notice of Annual Meeting and Proxy Statement are first being delivered to shareholders on or about April 12, 2013.

If you wish to attend the meeting and vote in person, you may do so. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares by mailing the completed proxy card.

By order of the President,


Marc Lasky
Chief Executive Officer and Secretary
Los Angeles, CA
April 12, 2013

                          PSYCHIC FRIENDS NETWORK, INC.
                                 PROXY STATEMENT
                   FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2013

                               GENERAL INFORMATION

What is the purpose of the Annual Meeting?

At this year's Annual Meeting, shareholders will be asked to:

     (1) To vote on shareholder proposals to fix the size of our Board of Directors;
     (2)  To elect Directors;
     (3) To act on an advisory vote to approve the Company's executive compensation;
     (4) To act on an advisory vote on the frequency of the shareholder vote to approve the Company's executive compensation; and
     (5) To transact such other business, if any, as may properly come before the Annual Meeting.

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding notice and are described in more detail in this Proxy Statement.

Who is entitled to vote?

To be able to vote, you must have been a shareholder on April 12, 2013, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

Our stock transfer books will remain open between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters.

How many votes do I have?

Holders of our common stock will vote at the Annual Meeting as a single class on all matters. Each holder of common stock is entitled to one vote per share held.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of two holders of shares of our outstanding common stock entitled to vote will constitute a quorum for the transaction of business pursuant to our bylaws. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

The term broker non-vote refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on the election of directors and on certain non-routine matters, and accordingly may not vote on such matters absent instructions from the beneficial holder. If you hold your shares in "street name" or through a broker it is important that you give your broker your voting instructions.

What vote is required for each item?

Election of a director requires a plurality of affirmative votes. We currently have four directors who are eligible for re-election. However, if under Proposal No. 1 the size of the Board of Directors is fixed at two directors then the directors receiving the top two number of affirmative votes shall be elected to the two director positions.

Approval of all other proposals requires an affirmative vote of a majority of the voting power present or represented by proxy and voting, and such vote must constitute a majority of the voting power required to constitute the quorum.

How do I vote?

If you are a "registered holder," that is, your shares are registered in your own name through our transfer agent. You will receive a paper proxy in the mail and vote by completing and mailing the proxy card provided.

If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from the brokerage firm, bank or other nominee, as your record holder, that must be followed for your record holder to vote your shares per your instructions.

Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided. Only proxy cards and voting instruction forms that have been signed, dated and timely returned will be counted in the quorum and voted.

You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you are a registered holder and you do not specify how the shares represented thereby are to be voted, because none of the proposals herein are recommended by our Board of Directors, your shares will be not be voted.

If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your broker may not exercise its discretionary authority to vote on any proposals as none are considered "routine".

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with our Secretary. If you are a registered shareholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting; please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

How and when may I submit a shareholder proposal for the 2013 Annual Meeting of Shareholders?

In the event that a shareholder desired to have a proposal considered for presentation at the 2013 Annual Meeting of Shareholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the

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proposal must have been forwarded to our Secretary so that it was received to give us a reasonable amount of time to be included in these materials - this timeframe is due to the fact that we did not hold an annual meeting of shareholders last year. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Annual Meeting. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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
           PROPOSAL NO. 1 - FIXING THE SIZE OF OUR BOARD OF DIRECTORS

                              SHAREHOLDER PROPOSALS

Background: pursuant to our bylaws, our shareholders have the power to fix the number of our Directors.

Mr. Mike Lasky, of Baltimore, MD, who owns over 1% of the Company's common stock, pursuant to Rule 14a-8 of the Exchange Act has notified the Company of his intention to propose the following resolution at the Annual Meeting:

RESOLVED: That the number of Directors of Psychic Friends Network, Inc. be fixed at two.

Mr. Peter Newton, of Los Angeles, CA, who owns over 1% of the Company's common stock, pursuant to Rule 14a-8 of the Exchange Act has notified the Company of his intention to propose the following resolution at the Annual Meeting:

RESOLVED: That the number of Directors of Psychic Friends Network, Inc. be fixed at five.

In light of the two shareholder proposals on the same subject, shareholders will have the right to vote for: (i) two directors, (ii) five directors, or (iii) against.

THE BOARD OF DIRECTORS HAS NOT RECOMMENDED A VOTE FOR OR AGAINST THESE
PROPOSALS.


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
                     PROPOSAL NO. 2 - ELECTION OF DIRECTORS

Background: pursuant to our bylaws and the Nevada Revised Statutes ("NRS"), our shareholders elect the Company's Directors on an annual basis at annual shareholder meetings.

We currently have four Directors, and while our Board of Directors has not nominated any of them for re-election, they each have the right to stand for re-election at our Annual Meeting pursuant to our bylaws. Pursuant to the NRS and our bylaws, our Directors are elected to Director seats by a plurality of affirmative votes.

The following is a summary of current four Directors:

MARC LASKY, 45, our CEO, CFO and director since March 30, 2012, has operated Pikesville Pictures, a production company that specializes in infomercials and direct response advertising. In March of 2005, Pikesville began to expand to become a full service internet production company, which includes design, development and e-commerce for websites. Mr. Lasky is also a winner of the prestigious NIMA award for Best Infomercial Production, Best Infomercial Script and best Direct Response show. Marc Lasky is the creator of the original Psychic Friends Network(TM) brand name. He produced and directed the Psychic Friends infomercials, Psychic Revival Network, Psychic Television Network, The Love Psychic and The Psychic Friends Network, grossing over $180M in year one, and eventually generating over $1 billion in revenue during the 1990s. During this time, he gained valuable experience in media purchasing and a wide variety of operational responsibilities also working for Bernard Dunn Advertising. Marc has also been responsible for the launch of several internet based businesses, and has gained experience working with the top designers, developers and internet marketers.

MIKE LASKY, 70, our President and director since March 30, 2012, has been retired as of June of 2006. He has come out of retirement in order to focus on the development of Psychic Friends Network. Mr. Lasky is the creator of Mike Warren Associates, a leader in sports information services. Started in 1972, it was soon averaging $20 million in annual sales. After setting up Mike Warren Associates, Mr. Lasky formed Inphomation Communication in the early 1990's. Inphomation became one the top infomercial companies in the world. Mike most successful venture and Inphomation's lead program was The Psychic Friends Network(TM). He pioneered the "at home network" whereby all the psychics worked at home and received calls from a single 900 number national network. An industry magazine, Electronic Retail named Mike the 'Man of the Year' in 1995. In addition his company created such successes as Barbara D'Angelis' Making Love Work(TM), Roland Martin's Helicopter Lure(TM), and 4CapitalM, a start up mortgage company.

KELLY J. ANDERSON, 44, our director since September 9, 2012, provides financial consulting and advisory services for emerging growth companies since February 2012. From March 2008 through February 2012, Ms. Anderson was Executive Vice President and Chief Financial Officer of T3 Motion, Inc. She was also a member of T3 Motion, Inc.'s board of directors from January 2009 until January 2010. From May 2006 until January 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., all of which were real estate investment funds managed by TripleNet Properties. Ms. Anderson also is on the board of directors of the Santa Ana YMCA.

PETER NEWTON, 49, our director since April 26, 2012, is a medical doctor and entrepreneur. Dr. Newton has been in private practice for over 15 years in Beverly Hills, CA. His entrepreneurial spirit helped launch several businesses, both medically and non-medically related into successful corporations. In 2003, he helped launch LaPeer Surgery Center and Health Systems, a multi-million dollar surgery center and health group. In 2007, he became a founding member of Beverly Hills Hospitality Group, LLC, a real estate/hospitality investment group where members are working on building and developing a boutique hotel in Dana Point, CA. In 2010, he became a board member of PriceDoc.com, a start-up healthcare pricing site recognized in the Wall Street Journal, and featured on CBS news, NBC news, and ABC news, to name a few, where cash paying consumers can shop for, compare and purchase affordable medical and dental procedures from qualified providers in their area.

THE BOARD OF DIRECTORS HAS NOT RECOMMENDED A VOTE FOR OR TO BE WITHHELD WITH RESPECT TO ANY OF THE DIRECTORS.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

Background: Recently, Congress passed a law that requires publicly reporting companies to present to their shareholders an advisory vote on the Company's executive compensation program for the first annual shareholder meetings occurring subsequent to January 21, 2013 (for smaller reporting companies - which we are).

We urge you to read the "EXECUTIVE COMPENSATION" section of this proxy statement. This advisory vote, commonly known as "Say-on-Pay," gives you as a shareholder the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:

"RESOLVED, that the shareholders endorse the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained under the caption "EXECUTIVE COMPENSATION" of this proxy statement."

Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS HAS NOT RECOMMENDED A VOTE FOR OR AGAINST THIS PROPOSAL.

                PROPOSAL NO. 4 - FREQUENCY OF THE SAY-ON-PAY VOTE

Background: This resolution is required pursuant to Section 14A of the Securities Exchange Act.

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you would like the Company to include a proposal, similar to Proposal No. 3, in our proxy statements. While the Board intends to consider the shareholder vote resulting from this proposal, the final vote will not be binding on the Company and is advisory in nature.

"RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company's executive officers pursuant to Section 14A of the Securities Exchange Act every: (i) year; (ii) two years; or (iii) three years."

The alternative that receives the greatest number of votes compared to the other alternatives shall be the vote of the shareholders.

THE BOARD OF DIRECTORS HAS NOT RECOMMENDED A VOTE FOR OR AGAINST ANY OF THE THREE ALTERNATIVES IN THIS PROPOSAL.

                              CORPORATE GOVERNANCE

BOARD STRUCTURE

Our Board of Directors currently consists of the following four directors: Marc Lasky, Mike Lasky, Peter Newton and Kelly Anderson. Our directors Peter Newton and Kelly Anderson are independent directors. At each annual meeting of shareholders, the shareholders will elect a successor to each of the directors, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the annual meeting following election.

Our Bylaws also provide that the authorized number of directors that shall be between one and nine, and such number may be fixed and changed from time to time by our shareholders (see Proposal No. 1 herein). Vacancies may be filled by the affirmative vote of the remaining of directors then in office. Between successive annual meetings, our Board of Directors has the power to appoint one or more additional directors but not more than 1/2 of the number of directors fixed at the last shareholder meeting at which directors were elected. A director so appointed holds office only until the next following annual meeting, but is eligible for election at that meeting. So long as he or she is an additional director, the number of directors will be increased accordingly.

DIRECTOR QUALIFICATIONS

Our Board normally has the responsibility to recommend nominees for election to the Board, however in connection with this Annual Meeting, our Board has not made any recommendations as to election of any Directors.

Rather than maintaining a formal list of minimum qualifications in making its identification, evaluation and recommendation of nominees, the Board considers the entirety of each candidate's credentials, including relevant skills and experience, independence, business judgment, service on the boards of directors of other companies, personal and professional integrity, openness and ability to work as part of a team, willingness to commit the required time to serve as a Board member, and familiarity with the Company and its industry.

The Board believes that each of its directors understands fully the responsibilities of service as a director and the governance requirements applicable to public companies.

In identifying, nominating and approving director candidates, the Board also believes the Board, as a whole, should have:

     *    significant senior management experience;
     * experience overseeing public company financial management matters, including expertise in financial reporting and internal control, which experience and expertise are essential to the Company's ability to comply with its many and complex financial reporting responsibilities;
     * substantial experience in varied facets of the psychic services industry; and
     * a background in investing and capital raising activities, which the Board believes is made necessary by the Company's growth profile.

The Board, in recommending director candidates, considers diversity based on the extent to which a candidate's experiences in the areas described above differ from those of the other members of the Board. A candidate is nominated only if the Board believes the combination of the candidate's experiences will bring a unique perspective to Board deliberations and the oversight of the Company's affairs.

As a result of the experiences of its individual members detailed below, the Board believes that the Board, as a whole, has the following qualifications and experience valued by them.

Significant senior management experience:                         Mike Lasky
                                                                  Ms. Anderson

Experience overseeing public company financial management
matters, including expertise in financial reporting and
internal control:                                                 Ms. Anderson

Substantial experience in varied facets of the psychic
services industry:                                                Marc Lasky
                                                                  Mike Lasky

Background in investing and capital raising activities:           Mr. Newton
                                                                  Ms. Anderson

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has only an Audit Committee. Members are elected by the Board of Directors and serve until their successors are elected and qualified. Each of the committees of the Board of Directors has adopted a charter, all of which can be found in the corporate governance section of our website.

AUDIT COMMITTEE. The Audit Committee, which currently consists of Ms. Anderson, oversees and reports to the Board of Directors on various auditing and accounting-related matters, including the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures. Ms. Anderson serves as chairman of this committee and has been determined by our Board of Directors to be an "audit committee financial expert" as defined under the rules of the SEC. The Audit Committee met once during the fiscal year ended September 30, 2012.

The Board as a whole serves the functions of a Nominating and Governance Committee and Compensation Committee.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

The Board of Directors has not implemented a formal process by which shareholders may send communications directly to the attention of the Board or any individual Board member. Therefore, shareholders who wish to communicate with the Board of Directors may write to our Secretary at 5209 Wilshire Blvd., Los Angeles, CA 90036.

BOARD MEETINGS

Our Board held no meetings during the fiscal year ended September 30, 2012 and took action by unanimous consent 5 times.

SHAREHOLDER RECOMMENDATIONS FOR NOMINATIONS TO THE BOARD OF DIRECTORS

The Board will consider candidates for director recommended by any shareholder that is the beneficial owner of shares representing more than one percent (1%) of the then outstanding shares of common stock of the Company and that has beneficially owned those shares for at least one year. The Board will evaluate such recommendations applying its regular nominee criteria. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to our Secretary.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted a Code of Ethics and Business Conduct, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and can be found on our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires our officers and directors and persons who own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership concerning their shares of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% shareholders were met for the fiscal year ended September 30, 2012, except that Form 3s for Mike Lasky, Marc Lasky, Peter Newton and Kelly Anderson were filed late.

EXECUTIVE COMPENSATION EXECUTIVE OFFICER CONTRACTS

Our executive officers provided such services to the Company for the year ended September 30, 3012 on a consulting basis.

According to the terms of these consulting contracts, the Company pays Pikesville Pictures, Inc. (Marc Lasky - CEO services) $2,250 weekly, and Mike Lasky (President services) $1,250 weekly.

The contracts contain no severance provisions and may be terminated with 30 days notice.

SUMMARY COMPENSATION

The following table sets forth the compensation of the named executive officers for each of the fiscal years ended September 30, 2012 and 2011.

Name and            Year
Principal           ended
Position            9/30         Salary ($)        Total ($)
--------            ----         ----------        ---------

Marc Lasky          2012          58,500           58,500
CEO                 2011              --               --

Mike Lasky          2012          32,500           32,500
President           2011              --               --

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the fiscal year ended September 30, 2012:

                                 Option
     Name                       Awards ($)         Total ($)
     ----                       ----------         ---------

Kelly Anderson                   68,259            68,259

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table reflects all outstanding equity awards held by each of our named executive officers and directors as of September 30, 2012:

                                          Option Awards
                ----------------------------------------------------------------
                                                Equity
                                               Incentive
                                              Plan Awards;
                 Number of      Number of      Number of
                Securities     Securities     Securities
                Underlying     Underlying     Underlying
                Unexercised    Unexercised    Unexercised    Option     Option
                Options (#)    Options (#)     Unearned     Exercise  Expiration
Name            Exercisable   Unexercisable   Options (#)    Price($)    Date
----            -----------   -------------   -----------    --------    ----

Kelly Anderson      0           200,000         200,000       $0.35    9/7/2022

INDEMNIFICATION

We have entered into an indemnification agreement with Kelly Anderson, one of our independent directors ("indemnitee"), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the Nevada Revised Statutes of the State of Nevada. It is possible that the applicable law could change the degree to which indemnification is expressly permitted. The indemnification agreement covers expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred by indemnitee when, in her capacity as a director, the indemnitee is made or threatened to be made a party to any suit or proceeding. The indemnification agreement generally covers claims relating to the fact that the indemnitee is or was a director of ours. The indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our common stock beneficially owned as of January 21, 2013, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock, (2) each named executive officer and director of the Company, and (3) all directors and executive officers of the Company as a group. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 84,016,334 shares of common stock that were outstanding as of January 21, 2013.

                                               Number of         Percentage of
                                                 Shares             Shares
                                              Beneficially       Beneficially
                                                 Owned              Owned
                                                 -----              -----

Marc Lasky, CEO and director                  20,619,500            24.5%
Peter Newton, director                        18,216,000            21.7%
Mike Lasky, President and director            11,764,500            14.0%
Kelly Anderson, director                               0             0.0%
All directors and executive officers
 as a group (4)                               50,600,000            60.2%

The shareholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended September 30, 2009, the Company entered into a verbal loan agreement with an officer of the Company, whereby the Company borrowed amounts from time to time which are interest-free, payable on demand. During the year ended September 30, 2012, advances of $12,723 were made pursuant to this agreement. All related party advances were fully repaid as of September 30, 2012, leaving a balance of $0 and $0 as of September 30, 2012 and 2011, respectively.

APPROVAL OF RELATED PARTY TRANSACTIONS

We have not adopted a written policy for approval of transactions between the Company and its executive officers, directors, director nominees, beneficial owners of more than 5% of our common stock, and their respective immediate family members. Therefore the Board has the responsibility to review such transactions and to decide whether or not to approve or ratify those transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of the fees paid to our independent registered public accounting firm Sadler Gibb & Associates, LLC for the fiscal year ended September 30, 2012 and George Stewart, CPA, for the fiscal year ended September 30, 3011:

                                                   9/30/2012         9/30/2011
                                                   ---------         ---------

Audit Fees                                           $4,000            $8,400
Audit-Related Fees                                   $4,000                --
Tax Fees                                                 --                --
All Other Fees                                           --                --
Total                                                $8,000            $8,400

The Audit Committee is responsible for approving in advance any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees, audit-related fees and tax fees for fiscal year 2012 were pre-approved by the Audit Committee.

                                OTHER INFORMATION

A copy of our 2012 annual report to shareholders has not been provided concurrently with this proxy statement in an effort to save costs in printing and mailing. The 2012 annual report to shareholders is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the 2012 Form 10-K or any of its exhibits, and any of our other SEC reports, free of charge, from the SEC website at www.sec.gov or from our website at www.psychicfriendsnetwork.com, or by writing to our Secretary.

BY ORDER OF THE PRESIDENT

Los Angeles, California
April 12, 2013

Marc Lasky
Chief Executive Officer and Secretary

                          PSYCHIC FRIENDS NETWORK, INC.
                PROXY FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2013

The undersigned shareholder(s) of Psychic Friends Network, Inc., a Nevada corporation (the Company), appoint(s) Scott Olson as proxy and attorney-in-fact, with full power of substitution, to represent the undersigned at the annual meeting of shareholders to be held on May 2, 2013 at 10:00 am, at the Company's principal offices located at 5209 Wilshire Blvd., Los Angeles, CA 90036, and at any adjournment of that meeting, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, on the matters and in accordance with any instructions set forth below.

The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

SHAREHOLDER: IF YOU WISH TO INSTRUCT THE PROXY HOLDER REGARDING THE VOTING OF YOUR SHARES, PLEASE CHECK THE APPROPRIATE BOXES BELOW AND COMPLETE THIS FORM. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

ANY SHAREHOLDER COMPLETING THIS PROXY WHO FAILS TO CHECK ANY BOXES OR OTHERWISE MARK THE PROXY FORM WILL NOT BE DEEMED TO HAVE GIVEN THE PROXY HOLDER DISCRETION IN VOTING WITH RESPECT TO THE MATTERS LISTED BELOW.

Proposal No. 1 - Shareholder Proposal - FIXING THE SIZE OF OUR BOARD OF
DIRECTORS

Resolved, that the number of Directors of Psychic Friends Network, Inc. be fixed at:

     Two Directors [ ]        Five Directors [ ]       Against [ ]

Proposal No. 2 - ELECTION OF DIRECTORS

1. Marc Lasky           For [ ]     Withhold [ ]

2. Mike Lasky           For [ ]     Withhold [ ]

3. Peter Newton         For [ ]     Withhold [ ]

4. Kelly Anderson       For [ ]     Withhold [ ]

Proposal No. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

Resolved, that the shareholders endorse the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained under the caption "EXECUTIVE COMPENSATION" of this proxy statement.

     Approve [ ]              Disapprove [ ]           Abstain [ ]

Proposal No. 4 - FREQUENCY OF THE SAY-ON-PAY VOTE

Resolved, that the shareholders wish the Company to include an advisory vote on the compensation of the Company's executive officers pursuant to Section 14A of the Securities Exchange Act every:

     One Year [ ]             Two Years [ ]            Three Years [ ]

Date:
     ------------------------------


-----------------------------------
[Signature]


-----------------------------------
[Typed name]

-----------------------------------
Title, if applicable]

I plan to attend this meeting.       Yes [ ]     No [ ]

SHAREHOLDER: THIS PROXY SHOULD BE MARKED, DATED, AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS ON THE SHARE CERTIFICATE(S), AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. A CORPORATION SHOULD SIGN ITS NAME BY ITS PRESIDENT OR OTHER AUTHORIZED OFFICER, DESIGNATING THE OFFICE HELD. IF SHARES ARE HELD IN TWO NAMES, BOTH PERSONS SHOULD SIGN.

Please complete, sign and return this proxy card in the enclosed envelope addressed to Empire Stock Transfer, 1859 Whitney Mesa Dr. Henderson, NV 89014. You may also submit your form electronically via email to info@empirestock.com or via fax at 702-974-1444.